UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 10, 2008 (July 8, 2008)
Date of Report (Date of earliest event reported)

EXECUTE SPORTS, INC.
(Exact name of registrant as specified in charter)

Nevada	333-125868	30-0038070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21143 Hawthorne Boulevard, #425 Torrance, CA 90503
(Address of principal executive offices)

(310) 515-8902
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 8, 2008, Execute Sports, Inc. (the “Company”) received the resignation of Mrs. Celeste Berouty as a member of the Board of Directors and as Secretary of the Company. Mrs. Berouty’s resignation letter referenced a disagreement with the Company on matters relating to the Company’s operations, policies and practices. A copy of Mrs. Berouty’s resignation letter is filed herein as exhibit 17.1

Item 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not Applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS.

Not applicable.

(d) EXHIBITS.

Exhibit Number	Description

17.1	Letter Regarding Director Resignation

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

EXECUTE SPORTS, INC.

Date: July 10, 2008	By:	/s/ Geno M. Apicella
Geno M. Apicella
Chief Executive Officer